UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 23, 2014

Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
CIBC Inc.
(Exact names of sponsors as specified in their charters)

47-1160146
47-1173459
47-1185448
Delaware	333-180779-09	47-6315532
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On June 18, 2014, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2014-C16 (the “Certificates”), was issued by Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2014 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, custodian, certificate registrar and authenticating agent.

The mortgage loan secured by the mortgaged property identified as “State Farm Portfolio” on Schedule II to the Pooling and Servicing Agreement (the “State Farm Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu loan combination (the “State Farm Portfolio Pari Passu Loan Combination”) that includes the State Farm Portfolio Mortgage Loan and three other pari passu loans, which are not assets of the Issuing Entity (the “State Farm Portfolio Pari Passu Companion Loan”).  The Pooling and Servicing Agreement provides that the State Farm Portfolio Pari Passu Loan Combination is to be serviced and administered (i) until the securitization of the controlling portion of the State Farm Portfolio Pari Passu Companion Loan, under the Pooling and Servicing Agreement, dated as of June 1, 2014 (the “UBS3 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor, relating to the COMM 2014-UBS3 Mortgage Trust securitization and (ii) from and after the securitization of the controlling portion of the State Farm Portfolio Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling portion of the State Farm Portfolio Pari Passu Companion Loan was securitized on September 23, 2014 pursuant to the COMM 2014-UBS5 securitization transaction.  Consequently, as of such date, the State Farm Portfolio Pari Passu Loan Combination, including the State Farm Portfolio Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of September 1, 2014 (the “COMM 2014-UBS5 PSA”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.

The servicing terms of the COMM 2014-UBS5 PSA are similar to the servicing terms of the Pooling and Servicing Agreement; however, the servicing arrangements under such agreements differ in certain respects.  For example:

•
For so long as the controlling class representative retains control rights under the COMM 2014-UBS5 PSA, it will have the right to terminate the special servicer with respect to the State Farm Portfolio Pari Passu Loan Combination at any time, with or without cause, regardless of the amount of securities owned by the special servicer or any affiliate thereof.

•	The primary servicing fee rate payable with respect to the State Farm Portfolio Mortgage Loan to Wells Fargo Bank, National Association under the COMM 2014-UBS5 PSA will be 0.005% per annum.
•
The special servicing fee rate payable with respect to the State Farm Portfolio Mortgage Loan to Rialto Capital Advisors, LLC under the COMM 2014-UBS5 PSA will be 0.25% per annum.  Such special servicer will not be entitled to a minimum monthly special servicing fee in respect of specially serviced mortgage loans.

•
The extent to which loan-level fees with respect to the State Farm Portfolio Pari Passu Loan Combination (such as assumption fees and modification fees) are applied to offset servicing compensation (including liquidation fees and workout fees owing to the special servicer under the COMM 2014-UBS5 PSA), interest on advances and/or other expense reimbursements may be less than is the case under the Pooling and Servicing Agreement.

•
Default interest payable on the State Farm Portfolio Pari Passu Loan Combination will be allocated pursuant to the terms of the intercreditor agreement governing the promissory notes comprising the State Farm Portfolio Pari Passu Loan Combination.

•	The liquidation fee and workout fee payable to the special servicer under the COMM 2014-UBS5 PSA in respect of any mortgage loan will be subject to an aggregate cap of $1,000,000.
•
The portion of the master servicing fee owing to Wells Fargo Bank, National Association, as master servicer under the COMM 2014-UBS5 PSA, that may be allocated to certificateholders to offset prepayment interest shortfalls in respect of the State Farm Portfolio Pari Passu Loan Combination will be generally capped at its servicing fee for the related distribution date under the COMM 2014-UBS5 PSA, calculated at a rate of 0.005% per annum.

•
The specific types of actions constituting major decisions under the COMM 2014-UBS5 PSA will differ in certain respects from those actions that constitute major decisions under the Pooling and Servicing Agreement, and therefore the specific types of servicer actions with respect to which the related controlling class representative will be permitted to consent will correspondingly differ.  The initial controlling class representative with respect to the COMM 2014-UBS5 securitization transaction is RREF II CMBS AIV, LP.

•
The specific types of actions constituting special servicer decisions under the COMM 2014-UBS5 PSA will differ in certain respects from those actions that constitute special servicer decisions under the Pooling and Servicing Agreement, and therefore the specific types of loan-level actions to which the special servicer will be permitted to consent without controlling class representative approval will correspondingly differ.

•
With respect to non-specially serviced mortgage loans under the COMM 2014-UBS5 PSA, the master servicer thereunder, rather than the special servicer thereunder, may be required to direct, manage, prosecute and/or defend any action brought by a borrower against the related trust or the enforcement of the obligations of a borrower, guarantor or other obligor under the related mortgage loan documents.

•
The rating agencies rating the Certificates will be Fitch Ratings, Inc., Moody’s Investors Service, Inc. and Kroll Bond Rating Agency, Inc., and the rating agencies rating the COMM 2014-UBS5 certificates will be Moody’s Investors Service, Inc., Kroll Bond Rating Agency, Inc. and Morningstar Credit Ratings, LLC.  Consequently, certain servicing arrangements (such as servicer eligibility criteria and servicer termination events) will differ as between the COMM 2014-UBS5 PSA and the Pooling and Servicing Agreement.  In addition, in certain circumstances, the master servicer or special servicer under the COMM 2014-UBS5 PSA may be required to seek a rating agency confirmation where the master servicer or special servicer under the Pooling and Servicing Agreement, under comparable circumstances, would only be required to provide notice to each applicable rating agency.

In addition, the COMM 2014-UBS5 PSA differs in certain respects relating to one or more of the following:  timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers or certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

The master servicer, the special servicer, the trust advisor, the certificate administrator and the trustee under the Pooling and Servicing Agreement will have no obligation or authority to supervise any master servicer, special servicer, trust advisor, certificate administrator or trustee under the COMM 2014-UBS5 PSA.

The COMM 2014-UBS5 PSA is attached hereto as Exhibit 99.1.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)                      Exhibits:

99.1
Pooling and Servicing Agreement, dated as of September 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc. By: /s/ Cynthia Eckes Name: Cynthia Eckes Title: Vice President

Date:  October 23, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1
Pooling and Servicing Agreement, dated as of September 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Situs Holdings, LLC, as operating advisor.